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                                                                   Exhibit 10.34

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                        SHARE SALE AND PURCHASE AGREEMENT

                                      among

                 CHINA INTERNATIONAL TRAVEL SERVICE HEAD OFFICE

                              CTN HOLDINGS LIMITED

                              SUPER TRAVEL LIMITED

                   GUANGDONG HUA DA KANG INVESTMENT CO., LTD.

                GUANGDONG SUNTEK INFORMATION INDUSTRIAL CO., LTD.

               GUANGZHOU XINRONG INFORMATION INDUSTRIAL CO., LTD.

              BEIJING PLANET NETWORK TRAVEL INFORMATION TECHNOLOGY
                                    LIMITED

                                       and

                      CHINA TRAVEL NETWORK COMPANY LIMITED


                             Dated December 14, 2001


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                                TABLE OF CONTENTS

A.   Purchase of Blue Quartz Shares............................................4
     1.    Sale and Purchase of the BQ Transferred Shares......................4
     2.    Closing of the Purchase of Blue Quartz Shares.......................5
     3.    Offshore Closing Deliverables.......................................6
     4.    CTN Holdings and CITSHO's Representations and Warranties............7
     5.    Super Travel Representations and Warranties.........................8

B.   Purchase of CTN Registered Capital........................................9
     1.    Transfer of the Hua Da Kang Registered Capital,
           the Xinrong Registered Capital and the CITSHO Registered Capital....9
     2.    Closing of the Transfer of Registered Capital......................10
     3.    Onshore Closing Deliverables.......................................11
     4.    CTN Shareholders' Representations and Warranties...................12

C.   Payment of Consideration.................................................14

D.   General Provisions.......................................................15
     1.    Severability.......................................................16
     2.    Notices............................................................17
     3.    Entire Agreement...................................................17
     4.    Waivers and Amendments; Preservation of Remedies...................17
     5.    Governing Law......................................................18
     6.    Counterparts.......................................................18
     8.    Further Assurances.................................................18
     9.    Confidentiality....................................................20

Execution  ...................................................................22

SCHEDULES

Schedule 1 - Particulars of CTN Holdings......................................25
Schedule 2 - Particulars of Blue Quartz Limited...............................26
Schedule 3 - Particulars of CTN...............................................27
Schedule 4 - Particulars of employees of Beijing Planet Travel................28

APPENDICES

Appendix 1 - Form of the Deed of Termination..................................30
Appendix 2 - Form of the Equity Interest Transfer Contract....................33
Appendix 3 - Addresses of Parties.............................................48
Appendix 4 - Form of Non-Competition and Confidentiality Deed.................50

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          THIS AGREEMENT (this "Agreement") is made this 14th day of December
2001, by and among:

          (1) SUPER TRAVEL LIMITED ("Super Travel"), a limited liability company organised under the laws of the BVI;

          (2) CTN HOLDINGS LIMITED ("CTN Holdings"), a limited liability company organised under the laws of the British Virgin Islands (the "BVI");

          (3) CHINA INTERNATIONAL TRAVEL SERVICE HEAD OFFICE ("CITSHO"), a State-owned enterprise established in Beijing, the People's Republic of China ("China" or the "PRC");

          (4) GUANGDONG HUA DA KANG INVESTMENT CO., LTD ("Hua Da Kang"), a limited liability company established in Guangdong Province, the PRC;

          (5) GUANGDONG SUNTEK INFORMATION INDUSTRIAL CO., LTD ("Suntek"), a limited liability company established in Guangdong Province, the PRC;

          (6) GUANGZHOU XINRONG INFORMATION INDUSTRIAL CO., LTD ("Xinrong"), a limited liability company established in Guangdong Province, the PRC;

          (7) BEIJING PLANET NETWORK TRAVEL INFORMATION TECHNOLOGY LIMITED ("Beijing Planet Travel"), a wholly foreign owned limited liability company established in Beijing, the PRC; and

          (8) CHINA TRAVEL NETWORK COMPANY LIMITED ("CTN"), a limited liability company established in Beijing, the PRC.

          Each of CITSHO, CTN Holdings, Super Travel, Hua Da Kang, Suntek, Xinrong, CTN and Beijing Planet Travel is herein referred to as a "Party" and collectively as the "Parties".

                                 R E C I T A L S
                                 - - - - - - - -

          A. As at the date of this Agreement, CTN Holdings is owned as to 35% by W.T. Consolid Investment Holdings Limited ("Consolid"), 35% by Suntek Global Information Resources Limited ("Suntek Global") and 30% by CITSHO.

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          B.   CTN Holdings owns 45% of the total shares (the "Blue Quartz
Shares") of Blue Quartz Limited ("Blue Quartz"), a limited liability company incorporated in the BVI. The remaining 55% of the Blue Quartz Shares is owned by Super Travel. The exact number of the Blue Quartz Shares held by CTN Holdings and Super Travel, respectively, as at the date of this Agreement is set out in
Schedule 2.

          C. CTN Holdings has agreed to sell to Super Travel and Super Travel has agreed to purchase 45% of the Blue Quartz Shares (the "BQ Transferred Shares"), upon the terms and subject to the conditions of this Agreement.

          D. Upon the consummation of the purchase by Super Travel and the completion of the restructuring of CTN Holdings, Super Travel shall own 100% of the Blue Quartz Shares.

          E. Pursuant to an equity transfer contract dated 30 May 2000 entered into between Suntek and Xinrong, Suntek transferred its 35% interest in the Registered Capital to Xinrong. As at the date hereof, Xinrong is the duly registered owner of such 35% interest in the Registered Capital.

          F. As at the date hereof, Hua Da Kang, Xinrong and CITSHO (the "CTN Shareholders") own 35%, 35% and 30%, respectively, of the total registered capital of CTN, being RMB10 million (the "Registered Capital").

          G. Pursuant to the Exclusive Purchase Contract entered into by CTN (for itself, and for and on behalf Hua Da Kang, CITSHO and Suntek) and Beijing Planet Travel on January 28, 2000 (the "Exclusive Purchase Contract"), the CTN Shareholders granted to Beijing Planet Travel an exclusive right to purchase, or to nominate one or more persons or entities to purchase, from the CTN Shareholders any or all of each such CTN Shareholder's portion of the Registered Capital.

          H. The Parties, including the parties to the Exclusive Purchase Contract, have agreed to enter into this Agreement: (1) which shall supersede the Exclusive Purchase Contract; and (2) under which Beijing Planet Travel shall designate a purely domestic PRC company ("Nominee A") and a PRC national ("Nominee B") nominated by Super Travel (collectively, the "BPT Nominees") to purchase Hua Da Kang's, Xinrong's and CITSHO's entire portions of the Registered Capital (the "Hua Da Kang Registered Capital", the

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"Xinrong Registered Capital" and the "CITSHO Registered Capital") upon the terms and conditions as hereinafter set out.

          J. Upon the consummation of the transfers of the Registered Capital described in Recital G above, Nominee A and Nominee B shall own 95% and 5%, respectively, of the Registered Capital.

          NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Parties agree as follows:

     A.   Purchase of Blue Quartz Shares.

          1.   Sale and Purchase of the BQ Transferred Shares.

               (a) Upon the terms and subject to the conditions of this Agreement, CTN Holdings agrees to sell and transfer the BQ Transferred Shares to Super Travel on the Offshore Closing Date (as defined below), and Super Travel agrees to purchase from CTN Holdings the BQ Transferred Shares, free from all claims, charges, liens, encumbrances and third party rights (collectively, "Encumbrances") and with all rights attached or accruing thereto, including all rights to any dividends or other distributions declared, paid or made in respect of the BQ Transferred Shares after the date of this Agreement.

               (b) Sale Restrictions. Each of CTN Holdings, Hua Da Kang, Xinrong and CITSHO and/or such other persons (collectively, the "Holders of Tom Shares") hereby acknowledges and agrees that the issuance by TOM.COM LIMITED ("tom") of the Consideration Tom Shares (as defined below) referred to in Section C is subject to the following restrictions and shall ensure that the Holders of Tom Shares if they are persons other than CTN Holdings, Hua Da Kang, Xinrong or CITSHO shall undertake to comply with these restrictions, such written undertaking to be provided by each Holders of Tom Shares to tom prior to the issuance of the Consideration Tom Shares to such Holder of Tom Shares by tom:

                    (i) Each Holder of Tom Shares may only sell, transfer, mortgage, pledge, lend, hypothecate or otherwise dispose of (each, to "Sell" or a "Sale") the Consideration Tom Shares six months after the later of (a) the Offshore Closing Date; and (b) the Onshore Closing Date;

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                    (ii)   Each Holder of Tom Shares may Sell or effect a Sale
of the Consideration Tom Shares from the beginning of the seventh month after the later of (a) the Offshore Closing Date; and (b) the Onshore Closing Date, PROVIDED THAT the aggregate number of the Consideration Tom Shares subject to any Sale by such Holder of Tom Shares on any day may not exceed one percent of the total Consideration Tom Shares issued to such Holder of Tom Shares; and

                    (iii) For the avoidance of doubt, if any Holder of Tom Shares does not Sell the maximum permitted amount of the Consideration Tom Shares stated above on any particular day, the amount not sold by such Holder of Tom Shares shall not accrue to the amount permitted to be sold by such Holder of Tom Shares on any subsequent day.

          2. Closing of the Purchase of Blue Quartz Shares. Subject to the terms of this Agreement, the closing of the purchase of BQ Transferred Shares (the "Offshore Closing") shall take place on the third Business Day (as defined below) after the date of a written notice from the CTN Holdings to Super Travel that all the closing deliverables set forth in Section A3 can be delivered (the "Offshore Closing Date") and shall occur at the offices of tom in the Hong Kong Special Administrative Region of the PRC ("Hong Kong") or at such other location mutually agreed to by CTN Holdings and Super Travel. For the purposes of this Agreement, a "Business Day" shall mean any day on which banks are generally opened for business in Hong Kong, other than a Saturday or a Sunday.

               (a) On the Offshore Closing Date, CTN Holdings shall deliver to Super Travel:

                    (i) instruments of transfer in respect of the BQ Transferred Shares duly executed by CTN Holdings in favour of Super Travel;

                    (ii) all share certificates held by CTN Holdings in respect of the BQ Transferred Shares;

                    (iii) letters of resignation duly executed by LI Luan, CHEN Guoping and ZHOU Ziyong, Sandy (alias ZHOU Xiao Mei) each resigning from the office of director and confirming that each has no claim against Blue Quartz for remuneration, loss of office, pension, or otherwise;

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                    (iv)   all other documents, records and other properties
belonging or related to Blue Quartz and all such documents as may be required by Super Travel to give Super Travel good and legal title to the BQ Transferred Shares; and

                    (v) a copy of the minutes of a meeting of the board of directors of CTN Holdings approving the execution, delivery and performance of this Agreement and the transactions contemplated hereby and authorising a person to execute on its behalf this Agreement and all documents incidental thereto, certified as true by a director of CTN Holdings.

               (b) CTN Holdings and Super Travel shall procure that a meeting of the board of directors of Blue Quartz is held on the Offshore Closing Date immediately following the Offshore Closing at which resolutions shall be passed to:

                    (i) approve the transfer of the BQ Transferred Shares to Super Travel and the registration of Super Travel as the holder of the BQ Transferred Shares;

                    (ii) authorise the issuance of a share certificate of Blue Quartz in respect of the BQ Transferred Shares in the name of Super Travel; and

                    (iii) accept the resignations of LI Luan, CHEN Guoping and ZHOU Ziyong, Sandy (alias ZHOU Xiao Mei) and to appoint the persons nominated by Super Travel in writing, as directors of Blue Quartz.

          3. Offshore Closing Deliverables. The Offshore Closing shall occur as provided in Section A2 above after all of the deliverables stated herein can be and will be delivered and/or completed (each of which may be waived by Super Travel but without affecting any of its rights hereunder):

               (a) CTN Holdings, Super Travel and Blue Quartz having executed a termination deed with respect to the Blue Quartz shareholders' agreement substantially in the form attached hereto as Appendix 1 (the "Termination Deed").

               (b) all representations and warranties made by CTN Holdings and CITSHO in Section A4 being true and accurate on the Offshore Closing Date as if made on and as of the Offshore Closing Date, and a certificate to that effect of a director of CTN Holdings having been delivered to Super Travel on the Offshore Closing Date;

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               (c)  CTN Holdings and Blue Quartz having carried out and attended to all the relevant corporate procedures that are required under the laws of the BVI in order to complete the sale and purchase of the BQ Transferred Shares;

               (d) Consolid and Suntek Global having executed the Non-Competition and Confidentiality Agreement (the form of which is substantially set out in Appendix 4) with Super Travel, CTN and Blue Quartz each agreeing not to compete with Super Travel and Blue Quartz, on terms similar to those of Section B4(c) hereof, and be bound by certain confidentiality provisions; and

               (e) ZHOU Ziyong, Sandy (alias ZHOU Xiao Mei) having resigned as chief executive officer of iTravel Limited, and having terminated the employment agreement entered between herself and Super Channel Enterprises Limited on 12/th/ November, 1999, in the form and substance satisfactory to Super Travel.

          4.   CTN Holdings Representations and Warranties.

               (a) Each of CTN Holdings and CITSHO represents and warrant to Super Travel that each of the statements set out in this Section A4 is true and accurate as at the date of this Agreement and as at the Offshore Closing Date.

                    (i) As at the Offshore Closing Date, Consolid, Suntek Global and CITSHO will be the legal and beneficial owner of 35%, 35% and 30%, respectively, of the issued and outstanding share capital of CTN Holdings, and such shares and ownership by Consolid, Suntek Global and CITSHO of CTN Holdings, respectively, will be fully paid, with no Encumbrance whatsoever on, over or affecting any of such shares and ownership and no claim has been made by any person to be entitled to any of such shares and ownership.

                    (ii) CTN Holdings is the legal and beneficial owner of the BQ Transferred Shares set forth opposite its name in Schedule 2. As at the Offshore Closing Date, each of the BQ Transferred Shares will be fully paid. There is no Encumbrance whatsoever on, over or affecting any of the BQ Transferred Shares and no claim has been made by any person to be entitled to any of the foregoing. CTN Holdings is entitled to sell and transfer and procure the sale and transfer of the full legal and beneficial ownership of the

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BQ Transferred Shares to Super Travel. No consent of any third party is required for the transfer of the BQ Transferred Shares.

                    (iii) The BQ Transferred Shares constitute 45% of the issued share capital of Blue Quartz and no person has the right to require the creation of any Encumbrance over any of the BQ Transferred Shares.

                    (iv) The information set forth in Schedule 1 hereto will be true, accurate and complete in all respects as at the Offshore Closing Date.

                    (v) The information set forth in Schedule 2 hereto will be true, accurate and complete in all respects as at the Offshore Closing Date.

                    (vi) The information set forth in Schedule 3 hereto is true, accurate and complete in all respects as at the date of this Agreement.

                    (vii) Save as disclosed to Super Travel, CTN Holdings has no liabilities or commitments (whether actual or contingent) exceeding US$ 10,000.

                    (viii) CTN Holdings has the requisite power, authority and capacity to enter into this Agreement and all ancillary documents related thereto and to perform and discharge their respective obligations thereunder in accordance with their terms.

                    (ix) No order has been made, no petition has been presented and no resolution has been passed or proposed and no analogous action or proceedings in the BVI, the PRC or any other jurisdiction has been initiated or taken for the purpose of winding up CTN Holdings or CTN.

               (b) CTN Holdings, Consolid, Suntek Global and CITSHO hereby jointly and severally covenant and agree to fully indemnify and to keep indemnified Super Travel from and against all and any losses, damages, claims or demands arising out of any breach of any of the representations or warranties set out in Section A4 of this Agreement.

          5.   Super Travel Representations and Warranties.

               (a) Super Travel represents and warrants to CTN Holdings that, as at the Offshore Closing Date, there is no Encumbrance whatsoever on, over or affecting any of

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the Consideration Tom Shares and no claim has been made by any person to be entitled to any of the foregoing.

               (b) Super Travel hereby covenants and agrees to fully indemnify and to keep indemnified CTN Holdings from and against all and any losses, damages, claims or demands arising out of any breach of any of the representations or warranties set out in Section A5 of this Agreement.

     B.   Purchase of CTN Registered Capital.

          1.   Termination of the Exclusive Purchase Contract

               Each of CTN, Hua Da Kang, CITSHO, Suntek, and Beijing Planet Travel hereby releases the other parties to the Exclusive Purchase Contract absolutely from all obligations owed by them under the Exclusive Purchase Contract, and agrees that the Exclusive Purchase Contract shall be terminated and shall have no further effect upon the execution of this Agreement by all of the Parties.

          2. Transfer of the Hua Da Kang Registered Capital, the Xinrong Registered Capital and the CITSHO Registered Capital.

               (a) Beijing Planet Travel hereby exercises its right with respect to the Hua Da Kang Registered Capital, the Xinrong Registered Capital and the CITSHO Registered Capital pursuant to the Exclusive Purchase Contract and designates the BPT Nominees as the transferees of these interests. The CTN Shareholders and CTN hereby irrevocably waive the requirement of notice set forth in the Exclusive Purchase Contract and the requirement that the right be exercised on a pro rata basis with each CTN Shareholder selling to Beijing Planet Travel or the BPT Nominees its pro rata share of the Registered Capital set forth in the Exclusive Purchase Contract and agree to the consideration set forth in Section C of this Agreement and that as set forth in the Exclusive Purchase Contract.

Each CTN Shareholder hereby waives any rights conferred on it by the articles of association of CTN (the "CTN Articles") or pursuant to any agreement among the CTN Shareholders or otherwise over the Registered Capital being transferred by Hua Da Kang, Xinrong and CITSHO.

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               (b)  Each of the CTN Shareholders and CTN shall, and Beijing
Planet Travel shall cause each of the BPT Nominees to, execute an Equity Interest Transfer Contract (the "Equity Interest Transfer Contract"), substantially in the form attached hereto as Appendix 2 to evidence the transfer of the Hua Da Kang Registered Capital, the Xinrong Registered Capital and the CITSHO Registered Capital.

          3. Closing of the Transfer of Registered Capital. Subject to the terms of this Agreement, the onshore closing (the "Onshore Closing") shall take place on the third Business Day after the date of a written notice from the CTN Shareholders to the BPT Nominees that all the closing deliverables set forth in Section B3 can be delivered (the "Onshore Closing Date") and shall occur at the offices of tom in Hong Kong or at such other location mutually agreed to by the CTN Shareholders, CTN and Beijing Planet Travel.

               (a) on the Onshore Closing Date, the CTN Shareholders shall deliver, or cause to be delivered the following:

                    (i) any and all documentation required by Beijing Planet Travel to evidence that the Hua Da Kang Registered Capital, the Xinrong Registered Capital and the CITSHO Registered Capital have been transferred to each of the BPT Nominees pursuant to the Equity Interest Transfer Contract and that each such transfer has been duly registered with the relevant authorities;

                    (ii) the books (which shall be written up to, but not including, the Onshore Closing), original copy of the business license, the CTN Articles, originals of any and all licenses issued by any government authority , all CTN chops and all other papers, books of account, records and documents of CTN;

                    (iii) letters of resignation duly executed by LI Luan, HE Ruchang, ZHAI Caizhong, ZHOU Ziyong, Sandy (alias ZHOU Xiao Mei), CHEN Guoping and LI Nan each resigning from the office of director and confirming that they have no claim against CTN for remuneration, loss of office, pension, or otherwise;

                    (iv) all other documents, records and other properties belonging or related to CTN and all such documents as may be required by the BPT Nominees to give each of the BPT Nominees good and legal title to the Hua Da Kang Registered Capital, the Xinrong Registered Capital and the CITSHO Registered Capital;

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                    (v)    a copy of the minutes of the meetings of the boards
of directors of Hua Da Kang, Xinrong and CITSHO approving the execution, delivery and performance by Hua Da Kang, Xinrong and CITSHO, respectively, of this Agreement and the transactions contemplated hereby and authorising a person to execute on its behalf this Agreement and all documents incidental thereto, respectively certified as true by a director of Hua Da Kang, a director of Xinrong and a director of CITSHO; and

                    (vi) a copy of a valuation report issued by the PRC State Owned Assets Administration Bureau certifying that the amount of the net tangible assets of CTN ("Net Assets") as at the date of the Equity Interest Transfer Contract and as at the date of completion of the transfer of the Hua Da Kang Registered Capital, the Xinrong Registered Capital and the CITSHO Registered Capital to the BPT Nominees ("Equity Interest Transfer Date") is equal to or less than zero and thereby the value of the CITSHO Registered Capital as at the date of the Equity Interest Transfer Contract and as at the Equity Interest Transfer Date is equal to or less than zero.

                    The CTN Shareholders shall procure that a meeting of the board of directors of CTN is held on the Onshore Closing Date immediately following the Onshore Closing at which resolutions shall be passed to:

                    (vii) accept the resignations of LI Luan, HE Ruchang, ZHAI Caizhong, ZHOU Ziyong, Sandy (alias ZHOU Xiao Mei), CHEN Guoping and LI Nan and to appoint the persons nominated by the BPT Nominees in writing as directors of CTN; and

                    (viii) revoke all existing instructions in relation to the bank accounts of CTN.

          4. Onshore Closing Deliverables. The Onshore Closing shall occur as provided in Section B2 above after all of the deliverables stated herein can be and will be delivered and/or completed (each of which may be waived by any of Super Travel or the BPT Nominees but without affecting any of their rights hereunder):

               (a) the board of directors of CTN having adopted the revisions to the CTN Articles, amended to indicate that Nominee A and Nominee B hold 95% and 5%, respectively, of the Registered Capital;

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               (b)  Beijing Planet Travel being satisfied with the financial position of CTN, and any assets or liabilities of CTN requested by Beijing Planet Travel to be assigned or transferred by CTN to one or more of the CTN Shareholders having been duly and properly assigned and transferred;

               (c) all representations and warranties made by the CTN Shareholders set forth in Section B4 being true and accurate on the Onshore Closing Date as if made on and as of the Onshore Closing Date and a certificate to that effect of a director of each of the CTN Shareholders having been delivered to Beijing Planet Travel on the Onshore Closing Date;

               (d) the CTN Shareholders and CTN having carried out and attended to all the relevant corporate procedures that are required under the laws of the PRC in order to complete the transfer of the Hua Da Kang Registered Capital, the Xinrong Registered Capital and the CITSHO Registered Capital to the BPT Nominees;

               (e) the employees whose names are set out in Schedule 4 having terminated their employment contracts with Beijing Planet Travel in the form and substance satisfactory to Beijing Planet Travel; and

               (f) a copy, certified as true by a director of CTN, of the CTN Articles dated before the date hereof, duly signed and sealed by all of the CTN Shareholders and sealed with the official seal of the Beijing Municipal Administration of Industry and Commerce indicating that the Registered Capital is owned as to 30% by CITSHO, 35% by Hua Da Kang and 35% by Xinrong as at the date hereof.

          5.   CTN Shareholders' Representations and Warranties.

               (a) The CTN Shareholders hereby jointly and severally represent and warrant to each of Beijing Planet Travel and the BPT Nominees that each of the statements set out in this Section B4 is true and accurate as at the date of the Equity Interest Transfer Contract and as at the Equity Interest Transfer Date.

                    (i) Hua Da Kang is the legal and beneficial owner of the Hua Da Kang Registered Capital and is entitled to sell and transfer and procure the sale and transfer of the full legal and beneficial ownership of the Hua Da Kang Registered Capital to Nominee A.

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                    (ii)   Xinrong is the legal and beneficial owner of the
Xinrong Registered Capital and is entitled to sell and transfer and procure the sale and transfer of the full legal and beneficial ownership of the Xinrong Registered Capital to Nominee A.

                    (iii) CITSHO is the legal and beneficial owner of the CITSHO Registered Capital and is entitled to sell and transfer and procure the sale and transfer of the full legal and beneficial ownership of the CITSHO Registered Capital to Nominee A and Nominee B.

                    (iv) There is no Encumbrance whatsoever on, over or affecting the Hua Da Kang Registered Capital, the Xinrong Registered Capital or the CITSHO Registered Capital and no claim has been made by any person to be entitled to any of the foregoing. No consent of any third party is required for the transfer of the Hua Da Kang Registered Capital, the Xinrong Registered Capital or the CITSHO Registered Capital.

                    (v) The Hua Da Kang Registered Capital constitutes 35% of the Registered Capital, and no person has the right to require the creation of any Encumbrance over the Hua Da Kang Registered Capital.

                    (vi) The Xinrong Registered Capital constitutes 35% of the Registered Capital, and no person has the right to require the creation of any Encumbrance over the Xinrong Registered Capital.

                    (vii) The CITSHO Registered Capital constitutes 30% of the Registered Capital, and no person has the right to require the creation of any Encumbrance over the CITSHO Registered Capital.

                    (viii) After acquisition of the Hua Da Kang Registered Capital, the Xinrong Registered Capital and the CITSHO Registered Capital, Nominee A and Nominee B shall own 95% and 5%, respectively, of the Registered Capital, and no person has the right to require the creation of any Encumbrance over the Registered Capital.

                    (ix) The information set out in Schedule 3 hereto is true, accurate and complete in all respects.

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                    (x)    All audited financial statements and any filings with
respect to taxes provided by the CTN Shareholders to Beijing Planet Travel and Super Travel and their professional advisors prior to this Agreement, was when given, and is at the date of this Agreement, true and accurate and there is no fact, matter of circumstance which has not been disclosed to Beijing Planet Travel, Super Travel or its professional advisors which renders any such information untrue, inaccurate, misleading or which might affect the willingness of Beijing Planet Travel or Super Travel to complete the Onshore Closing and the Offshore Closing, respectively. CTN has no assets or liabilities other than the assets and liabilities reflected in the audited financial statements incurred in the ordinary course of business. CTN has not guaranteed any indebtedness of any other person. Save as disclosed, CTN has not entered into any guarantee, undertaking or other similar obligations with any person or entity, and CTN has no liabilities or commitments (whether actual or contingent) exceeding
US$10,000.

                    (xi) Each of Hua Da Kang, Xinrong and CITSHO has the requisite power, authority and capacity to enter into this Agreement and all ancillary documents related thereto and to perform and discharge their respective obligations thereunder in accordance with their terms.

                    (xii) No order has been made, no petition has been presented and no resolution has been passed or proposed and no analogous action or proceedings in the PRC or any other jurisdiction has been initiated or taken for the purpose of winding up CTN.

                    (xiii) CTN has received all necessary rights, licenses, permits, approvals, waivers and authorisations to conduct its business as previously and currently conducted and as contemplated to be conducted. CTN is not in breach of or default under any such rights, licenses, permits, approvals, waivers and authorisations and each of such rights, licences, permits, approvals, waivers and authorisations is still in full force and effect.

                    (xiv) The amount of the Net Assets is equal to or less than zero.

               (b) The CTN Shareholders hereby jointly and severally covenant and agree to fully indemnify and to keep indemnified each of Beijing Planet Travel, Super Travel and the BPT Nominees from and against all and any losses, damages, claims or demands

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arising out of any breach of any of the representations or warranties set out in
Section B4 of this Agreement.

               (c) Each of Hua Da Kang, CTN Holdings and Suntek and Xinrong jointly and severally agrees and covenants that for a period of ten years following the date of this Agreement, they shall not, and shall cause each of its Affiliates (as such term is defined in the Amended and Restated Shareholders' Agreement), not to, directly or indirectly through its nominees, Affiliates, any other persons or investments, in any form or manner, engage in online and/or offline travel services or any business related and/or incidental thereto, including, without limitation, the provision of travel information and content ("Travel Business") and any other activities that is similar to, or competes with or likely to compete with the Travel Business, whether for its, his or her own account or for the account of any other person. The Parties agree that if any court or arbitration tribunal determines that this Section, or any part thereof, is invalid or unenforceable, the remainder of this Section shall not thereby be affected and shall be given full effect without regard to the invalid portions. In addition, if any court or arbitration tribunal determines that this Section, or any part thereof, is unenforceable because of the duration or geographical scope, such court or arbitration tribunal shall have the power to reduce the duration or scope, as the case may be, and, in its reduced form, this Section shall then be enforceable. Furthermore, if any of Hua Da Kang, CTN Holdings, Suntek or Xinrong breaches this Section, the non-breaching Party shall have the right and remedy to, in addition to and not in lieu of any other right or remedy available to the non-breaching Party under law or in equity, have such breach specifically enforced by any court or arbitration tribunal having jurisdiction. Each of Hua Da Kang, CTN Holdings, Suntek and Xinrong acknowledges and agrees that any breach of this Agreement will cause irreparable injury to the non-breaching Party and that monetary damages will not provide an adequate remedy to the non-breaching Party.

     C.   Payment of Consideration.

          1. Consideration Shares. In consideration of CTN Holdings selling the BQ Transferred Shares to Super Travel and of CTN Shareholders transferring the Hua Da Kang Registered Capital, the Xinrong Registered Capital and the CITSHO Registered Capital to the BPT Nominees, and subject to obtaining the relevant approvals from The Stock Exchange of Hong Kong Limited and other governmental approvals (including the relevant regulatory approvals in the PRC), Super Travel and BPT Nominees shall procure tom to issue to CTN Holdings and CTN Shareholders (or such other persons as directed by them) an aggregate of 4,300,000 common shares of par value HK$0.10 each (or of such other amount as shall result from a sub-division, consolidation, reclassification or reconstruction of the share capital of tom from time to time) in the share capital of tom credited as fully paid at HK$5.51 each (the "Consideration Tom Shares"). The Consideration Tom Shares shall be issued to each of the Holders of Tom Shares in such portions as directed and notified in writing by CTN Holdings and/or CTN to Super Travel within seven Business Days after the later of (a) the Offshore Closing; and (b) the Onshore Closing Date. Other than the Consideration Tom Shares to be issued by tom as stated above, Super Travel and BPT Nominees shall have no additional liability to CTN Holdings, Hua Da Kang, Suntek, Xinrong, CITSHO or any other persons for the BQ Transferred Shares and the Registered Capital being transferred hereunder.

          2.   Closing. On or before the seventh Business Day after the later of
(a) the Offshore Closing Date; and (b) the Onshore Closing Date, Super Travel shall deliver to each Holder of Tom Shares as specified in writing pursuant to Section C1 above:

               (a) share certificates, with respect to the Consideration Tom Shares, in the name of such Holder of Tom Shares and in such number of Consideration Tom Shares as directed by CTN Holdings and/or CTN Shareholders in accordance with Section C, if they elect to receive the shares manually; or

               (b) a receipt evidencing that the Consideration Tom Shares have been deposited in the broking account designated by CTN Holdings and/or CTN Shareholders, if they elect to receive the shares electronically. The election by CTN Holdings and/or CTN Shareholders with respect to manner of receipt of the Consideration Tom Shares must be made by written notice to Super Travel by CTN Holdings and/or CTN Shareholders at least fourteen Business Days prior to the later of (a) the Offshore Closing Date; and (b) the Onshore Closing Date, and if CTN Holdings/ CTN Shareholders elects to receive the Consideration Tom Shares electronically, such election notice must designate the broking account in which the Consideration Tom Shares are to be deposited.

     D.   General Provisions.

          1. Severability. In the event any one or more of the provisions contained in this Agreement should be held under any law or regulation to be invalid, illegal or unenforceable in any respect, such provision shall be severable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The Parties shall endeavour in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          2. Notices. Notices or other communications required to be given by any Party pursuant to this Agreement shall be written in English and delivered in person or sent by an internationally recognised courier service or by facsimile to the address of the other Parties set forth in Appendix 3 or to such other address as may from time to time be designated by the other Parties through notification to such Party. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

               (a) notices given by personal delivery shall be deemed effectively given on the date of personal delivery;

               (b) notices sent by an internationally recognised courier service shall be deemed effectively given on the third day after the date deposited with such courier service;

               (c) notices given by facsimile shall be deemed effectively given on the first business day following the date of transmission, as indicated on the transmission confirmation slip of the document in question; and

               (d) notices given by email shall be deemed effectively given on the same business day of the day of transmission as indicated on the email notice or reply transmission confirmation, or the next business day if the day of transmission is not a business day at the place of the recipient of the notice.

          3. Entire Agreement. This Agreement, together with its Schedules, constitutes the complete and only agreement among the Parties on the subject matter of this Agreement, and this Agreement and its Schedules and Appendices replace all previous oral or written agreements, contracts, understandings and communications of the Parties in respect of the subject matter of this Agreement and its Schedules and Appendices.

          4. Waivers and Amendments; Preservation of Remedies. This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Parties or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any Party may otherwise have at law or in equity.

          5. Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of Hong Kong. The Parties hereby irrevocably submit to the exclusive jurisdiction of the courts of Hong Kong.

          6. Counterparts. This Agreement is executed by each Party in English in one or more counterparts, each of which shall be deemed an original and all of the counterparts together shall constitute one and the same instrument.

          7.   Process agents

               (a) CITSHO hereby irrevocably appoints Mr. CHEN Guoping c/o 18th Floor, Sang Woo Building, 227-228 Gloucester Road, Causeway Bay, Hong Kong as its agent to receive and acknowledge on its behalf service of any notice, writ, summons, order, judgement or communication relation to this Agreement and further agrees that any legal process or notice shall be sufficiently served on it if delivered to such agent for service at its address as set out above for the time being in Hong Kong.

               (b) CTN Holdings hereby irrevocably appoints Mr. CHEN Guoping c/o 18th Floor, Sang Woo Building, 227-228 Gloucester Road, Causeway Bay, Hong Kong as its agent to receive and acknowledge on its behalf service of any notice, writ, summons, order, judgement or communication relation to this Agreement and further agrees that any legal process or notice shall be sufficiently served on it if delivered to such agent for service at its address as set out above for the time being in Hong Kong.

               (c) Hua Da Kang hereby irrevocably appoints Mr. CHEN Guoping c/o 18th Floor, Sang Woo Building, 227-228 Gloucester Road, Causeway Bay, Hong Kong as its agent to receive and acknowledge on its behalf service of any notice, writ, summons, order, judgement or communication relation to this Agreement and further agrees that any legal process or notice shall be sufficiently served on it if delivered to such agent for service at its address as set out above for the time being in Hong Kong.

               (d) Suntek hereby irrevocably appoints Mr. CHEN Guoping c/o 18th Floor, Sang Woo Building, 227-228 Gloucester Road, Causeway Bay, Hong Kong as its agent to receive and acknowledge on its behalf service of any notice, writ, summons, order, judgement or communication relation to this Agreement and further agrees that any legal process or notice shall be sufficiently served on it if delivered to such agent for service at its address as set out above for the time being in Hong Kong.

               (e) Xinrong hereby irrevocably appoints Mr. CHEN Guoping c/o 18th Floor, Sang Woo Building, 227-228 Gloucester Road, Causeway Bay, Hong Kong as its agent to receive and acknowledge on its behalf service of any notice, writ, summons, order, judgement or communication relation to this Agreement and further agrees that any legal process or notice shall be sufficiently served on it if delivered to such agent for service at its address as set out above for the time being in Hong Kong.

               (f) CTN hereby irrevocably appoints Mr. CHEN Guoping c/o 18th Floor, Sang Woo Building, 227-228 Gloucester Road, Causeway Bay, Hong Kong as its agent to receive and acknowledge on its behalf service of any notice, writ, summons, order, judgement or communication relation to this Agreement and further agrees that any legal process or notice shall be sufficiently served on it if delivered to such agent for service at its address as set out above for the time being in Hong Kong.

          8. Further Assurances. Each of the Parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

          9.   Confidentiality.

               (a) Each of the CTN Shareholders, CTN Holdings and Suntek undertakes that it shall not reveal, and shall cause its shareholders, directors, senior executives, employees and agents not to reveal, to any third party any confidential or proprietary information concerning the organisation, business, technology, finance, transactions or affairs of CTN and/or Blue Quartz or any of their subsidiaries (which has the meaning attributed to it in section 2 of the Companies Ordinance (Chapter 32 of the Laws of Hong Kong)), or any other Party (collectively, the "Confidential Information") without the prior written consent of the other Parties or except as herein provided.

               (b) The Confidential Information obtained by any of the CTN Shareholders, CTN Holdings and Suntek that is restricted hereunder may be disclosed by that Party only to its designated employees whose duties require such disclosure for the implementation of this Agreement. In that event, the receiving Party shall take all reasonable precautions, including the conclusion of confidentiality contracts with each such employee or the inclusion of confidentiality clauses in the individual labour contract with each such employee, to prevent such employees from using the Confidential Information for their personal benefit and to prevent any unauthorised disclosure of such Confidential Information to any third party.

               (c) Each of the CTN Shareholders, CTN Holdings and Suntek shall take all necessary security measures and precautions to protect the confidentiality of the Confidential Information. Such security measures and precautions shall be commensurate with the measures and precautions that such Party respectively takes for the protection of corresponding sensitive information of its own, which shall in any event be at least of the standard that would be applied by a reasonable business for the protection of its own highly confidential information and trade secrets.

               (d) Notwithstanding the foregoing, any of the CTN Shareholders, CTN Holdings and Suntek may reveal Confidential Information to outside and internal lawyers, accountants and consultants to the extent necessary for them to provide their professional assistance, provided that the Confidential Information so revealed in written form is marked confidential and that such government personnel and outside individuals shall be requested to undertake to respect the confidentiality provisions of this Agreement. Any of the CTN Shareholders, CTN Holdings and Suntek may also disclose the Confidential Information if disclosure is required by applicable law, regulation or legal process or by judicial order.

               (e) Nothing in this Section D9 shall prevent any of the CTN Shareholders, CTN Holdings or Suntek from using or disclosing any of the Confidential Information which: (i) is already known by such Party at the time it is disclosed to it; (ii) has been rightfully received by such Party from a third party without a breach of an obligation of confidentiality hereunder; (iii) is in the public domain through no wrongful act of such Party; or (iv) is independently developed by such Party without use, directly or indirectly, of the Confidential Information.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as a deed as of the date first above written.


SIGNED, SEALED and DELIVERED              )
by                                        )
for and on behalf of                      )
CHINA INTERNATIONAL                       )
TRAVEL SERVICE HEAD OFFICE                )
in the presence of:                       )
                                          )


The COMMON SEAL of                        )
CTN HOLDINGS LIMITED                      )
was hereunto affixed                      )
by resolution of its board of directors   )
in the presence of:                       )
                                          )


The COMMON SEAL of                        )
SUPER TRAVEL LIMITED                      )
was hereunto affixed                      )
by resolution of its board of directors   )
in the presence of:                       )
                                          )

SIGNED, SEALED and DELIVERED              )
by                                        )
for and on behalf of                      )
GUANGDONG HUA DA KANG                     )
INVESTMENT CO., LTD.                      )
in the presence of:                       )
                                          )


SIGNED, SEALED and DELIVERED              )
by                                        )
for and on behalf of                      )
GUANGDONG SUNTEK INFORMATION              )
INDUSTRIAL CO., LTD.                      )
in the presence of:                       )
                                          )


SIGNED, SEALED and DELIVERED              )
by                                        )
for and on behalf of                      )
GUANGZHOU XINRONG INFORMATION             )
INDUSTRIAL CO., LTD.                      )
in the presence of:                       )
                                          )

SIGNED, SEALED and DELIVERED              )
by                                        )
for and on behalf of                      )
BEIJING PLANET NETWORK TRAVEL             )
INFORMATION TECHNOLOGY LIMITED            )
in the presence of:                       )
                                          )


SIGNED, SEALED and DELIVERED              )
by                                        )
for and on behalf of                      )
CHINA TRAVEL NETWORK                      )
COMPANY LIMITED                           )
in the presence of:                       )
                                          )

                                   Schedule 1
                                   ----------

                           Particulars of CTN Holdings
                           ---------------------------

     Name:                       CTN Holdings Limited

     Company Number:             346071

     Place of Incorporation:     British Virgin Islands

     Date of Incorporation:      September 30, 1999

     Authorised share capital:   US$50,000

                                 Issued share capital:  100 Shares

                                 Members: Consolid - 35 shares

                                 Suntek Global - 35 shares

                                 CITSHO - 30 shares

                                 Directors :  LI Luan
                                 HE Ruchang
                                 ZHAI Caizhong
                                 ZHOU Ziyong, Sandy (alias ZHOU Xiao Mei)
                                 CHEN Guoping
                                 LI Nan

                                   Schedule 2
                                   ----------

                       Particulars of Blue Quartz Limited
                       ----------------------------------

     Name:                       Blue Quartz Limited

     Company Number:             338515

     Place of Incorporation:     British Virgin Islands

     Date of Incorporation:      August 12, 1999

     Authorised Share Capital:   US$50,000

     Issued Share Capital:       50,000

     Members:                    CTN Holdings Limited - 22,500 shares

                                 Super Travel Limited - 27,500 shares

     Directors:                  Frank SIXT
                                 Debbie CHANG
                                 Edmond IP
                                 Sing WANG
                                 LI Lu'an
                                 CHEN Guoping
                                 ZHOU Ziyong, Sandy (alias ZHOU Xiao Mei)

                                   Schedule 3
                                   ----------

                               Particulars of CTN
                               ------------------

     Name:                       China Travel Network Co., Ltd.

     Date of Establishment:      October 20, 1997

     Place of Establishment:     Beijing, PRC

     Registered Capital:         RMB10,000,000

     Shareholders:               China International Travel Service Head
                                 Office

                                 Guangzhou Xinrong Information Industrial Co., Ltd.

                                 Guangdong Hua Da Kang Investment Co., Ltd.

     Business Term:              20 Years

     Shareholdings:              China International Travel Service Head
                                 Office, 30%

                                 Guangzhou Xinrong Information Industrial Co., Ltd. 35%

                                 Guangdong Hua Da Kang Investment Co., Ltd.,
                                 35%

     Directors:                  LI Luan
                                 HE Ruchang
                                 ZHAI Caizhong
                                 ZHOU Ziyong, Sandy (alias ZHOU Xiao Mei)
                                 CHEN Guoping
                                 LI Nan

                                   Schedule 4
                                   ----------

                Particulars of employees of Beijing Planet Travel
                -------------------------------------------------

                                   Appendix 1
                                   ----------

                         Form of the Deed of Termination
                         -------------------------------

                    DATED                              2001
                    ---------------------------------------


                              CTN HOLDINGS LIMITED


                                     - and -


                              SUPER TRAVEL LIMITED


                                     - and -


                               BLUE QUARTZ LIMITED


                               -------------------

                               DEED OF TERMINATION

                               -------------------

THIS AGREEMENT is made on the ___ day of ______ 2001

BETWEEN:

(1) CTN HOLDINGS LIMITED, an international business company incorporated in the British Virgin Islands with limited liability and whose registered office is at P.O. Box 957, Offshore Incorporations Centre, road Town, Tortola, the British Virgin Islands ("CTN Holdings");

(2) SUPER TRAVEL LIMITED (formerly known as Topmost Profits Limited), an international business company incorporated in the British Virgin Islands with limited liability and whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, the British Virgin Islands ("Super Travel"); and

(3) BLUE QUARTZ LIMITED, an international business company incorporated in the British Virgin Islands with limited liability and whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, the British Virgin Islands ("Company").

WHEREAS:

(A) CNT Holdings, Super Travel and the Company (each a "Party" and collectively, the "Parties") entered into a shareholders' agreement dated 4 October 1999 in respect of the Company ("Shareholders Agreement").

(B) In connection with a share sale and purchase agreement dated ______________ 2001 ("Sale and Purchase Agreement") entered into between, inter alia, CTN Holdings and Super Travel, the Parties have agreed to enter into this Deed to terminate the Shareholders Agreement and to release each Party from all obligations owed to the other Parties under the Shareholders Agreement upon the terms and conditions set out in this Deed.

NOW IT IS HEREBY AGREED as follows:

1. In this Deed, terms and expressions defined in the Shareholders Agreement shall have the same meanings when used in this Deed, unless the context requires otherwise.

2. Each Party hereby releases the other Parties absolutely from all obligations owed by them under the Shareholders Agreement, and agree that the Shareholders Agreement shall be terminated and shall have no further effect upon the execution of this Deed by all of the Parties.

3. This Deed shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region of the PRC ("Hong Kong") and the Parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong.

IN WITNESS whereof the Parties have executed this Deed on the date first above written.


The COMMON SEAL of                        )
CTN HOLDINGS LIMITED                      )
was hereunto affixed                      )
by resolution of its board of directors   )
in the presence of:                       )
                                          )


The COMMON SEAL of                        )
SUPER TRAVEL LIMITED                      )
was hereunto affixed                      )
by resolution of its board of directors   )
in the presence of:                       )
                                          )


The COMMON SEAL of                        )
BLUE QUARTZ LIMITED                       )
was hereunto affixed                      )
by resolution of its board of directors   )
in the presence of:                       )
                                          )

                                   Appendix 2
                                   ----------

                  Form of the Equity Interest Transfer Contract
                  ---------------------------------------------

                                   Appendix 3
                                   ----------

                              Addresses of Parties
                              --------------------


     CITSHO :            China International Travel Service Head Office
                         Guolu Building
                         No. 103 Fuxingmenwaida Street
                         Beijing
                         the PRC

                         Attn: Mr. LI Luan
                         Fax: (86-21) 6605 2235


     CTN Holdings :      CTN Holdings Limited
                         c/o 18th Floor, Sang Woo Building
                         227-228 Gloucester Road
                         Causeway Bay
                         Hong Kong

                         Attn: Mr. CHEN Guoping
                         Fax: (852) 2977 5183


     Super Travel :      Super Travel Limited
                         48/th/ Floor
                         The Center
                         99 Queen's Road Central
                         Central
                         Hong Kong

                         Attn: Company Secretary
                         Fax: (852) 2189-7446


     Hua Da Kang :       Guangdong Hua Da Kang Investment Co., Ltd.
                         c/o 18th Floor, Sang Woo Building
                         227-228 Gloucester Road
                         Causeway Bay
                         Hong Kong

                         Attn: Mr. CHEN Guoping
                         Fax: (852) 2977 5183

     Suntek :            Guangdong Suntek Information Industrial Co., Ltd.
                         No. 51-53 Jianzhong Road
                         Gaoxin Technology Industrial Park
                         Tianhe District
                         Guangzhou
                         the PRC

                         Attn: Ms. ZHOU Ziyong
                         Fax: (86-20) 8553 2368


     Xinrong :           Guangzhou Xinrong Information Industrial Co., Ltd.
                         7th Floor
                         No. 13-15 Shipaixi Road
                         Guangzhou
                         the PRC

                         Attn: Ms. ZHOU Ziyong
                         Fax: (86-20) 8553 2368


     Beijing Planet :    Beijing Planet Network Travel Information
     Travel              Technology Limited
                         8th Floor
                         Tower W3, Oriental Plaza
                         No. 1 Dong Chang An Avenue
                         Dong Cheng District
                         Beijing
                         the PRC

                         Attn: Ms. DOU Lijun
                         Fax: (86-21) 8518 1580


     CTN :               China Travel Network Company Limited
                         Rooms 1-6, 9th Floor
                         Tower W3, Oriental Plaza
                         No. 1 Dong Chang An Avenue
                         Dong Cheng District
                         Beijing
                         the PRC

                         Attn: Ms. ZHOU Ziyong
                         Fax: (86-20) 8553 2368

                                   Appendix 4
                                   ----------

              Form of the Non-Competition and Confidentiality Deed
              ----------------------------------------------------

--------------------------------------------------------------------------------


                    NON-COMPETITION AND CONFIDENTIALITY DEED

                                      among

                               BLUE QUARTZ LIMITED

                      CHINA TRAVEL NETWORK COMPANY, LIMITED

                    W.T. CONSOLID INVESTMENT HOLDINGS LIMITED

                   SUNTEK GLOBAL INFORMATION RESOURCES LIMITED

                                       and

                              SUPER TRAVEL LIMITED


                      Dated _________________________ 2001


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

1.   Definitions..............................................................38

2.   Non-Competition..........................................................39

3.   Confidentiality..........................................................19

4.   Other Provisions.........................................................41

                    NON-COMPETITION AND CONFIDENTIALITY DEED

          THIS NON-COMPETITION AND CONFIDENTIALITY DEED (this "Deed") is made on the ___ day of ______ 2001 among:

          (1) BLUE QUARTZ LIMITED ("Blue Quartz"), a company organized and existing under the laws of the British Virgin Islands ("BVI");

          (2) CHINA TRAVEL NETWORK COMPANY, LIMITED, a limited liability company established in Beijing, the People's Republic of China ("PRC") ("CTN");

          (3) W.T. CONSOLID INVESTMENT HOLDINGS LIMITED ("Consolid"), a company organized and existing under the laws of the Hong Kong Special Administrative Region of the PRC ("Hong Kong");

          (4) SUNTEK GLOBAL INFORMATION RESOURCES LIMITED ("Suntek Global"), a company organized and existing under the laws of Hong Kong; and

          (5) SUPER TRAVEL LIMITED ("Super Travel"), a company organized and existing under the laws of BVI.

          Each of Blue Quartz, CTN, Consolid, Suntek Global and Super Travel is herein referred to as a "Party" and together as the "Parties."

          WHEREAS, pursuant to a share sale and purchase agreement dated __________________ 2001 entered into between China International Travel Service Head Office ("CITSHO"), CTN Holdings Limited ("CTN Holdings"), Super Travel, Guangdong Hua Da Kang Investment Co., Ltd.("Hua Da Kang"), Guangdong Suntek Information Industrial Co., Ltd. ("Suntek"), Guangzhou Xinrong Information Industrial Co., Ltd. ("Xinrong"), Beijing Planet Network Travel Information Technology Limited and CTN ("Sale and Purchase Agreement"), inter alia, CTN Holdings has agreed to sell, and Super Travel has agreed to purchase, 22,500 shares of US$1 each in the capital of Blue Quartz, representing 45% of the existing issued share capital of Blue Quartz as at the date of the Sale and Purchase Agreement upon the terms and conditions set out therein; and

          WHEREAS, pursuant to an equity transfer contract dated
_________________ 2001 entered into between Hua Da Kang, Xinrong, CITSHO, Shenzhen Freenet Information Company, Limited, WANG Leilei (Shenzhen Freenet Information Company, Limited and

WANG Leilei are collectively referred to as the "Transferees") and CTN ("Equity Transfer Contract"), inter alia, Hua Da Kang, Xinrong and CITSHO have agreed to transfer, and the Transferees have agreed to be transferred, 100% equity interest in the registered capital of CTN upon the terms and conditions set out therein.

          WHEREAS, pursuant to the Sale and Purchase Agreement, the parties thereto desire that Consolid and Suntek Global to be bound by the non-competition and confidentiality restrictions set forth in this Deed.

          NOW, THEREFORE, the Parties agree as follows:

     E. Definitions. The following capitalized terms shall have the following meanings for the purposes of this Deed:

          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly owns a Controlling interest in, or exercises Control over, such Person, or in or over which such Person directly or indirectly owns a Controlling interest or exercises Control, or that is otherwise directly or indirectly under common ownership or Control with such Person.

          "Beijing Planet Travel" means Beijing Planet Network Travel Information Technology Limited, a wholly foreign owned limited liability company established in Beijing, the PRC.

          "Control" means having the power to direct or appoint the management of a company and "Controlled" or "Controlling" have correlative meanings.

          "Person" means an individual, corporation, joint venture, partnership, enterprise, trust, unincorporated association, limited liability company, government or any department or agency thereof, or any other entity.

          "Subsidiary" means any joint venture, corporation, partnership or other entity in which a Person directly or indirectly holds a Controlling interest in the form of registered capital, shares, membership, partnership interests or otherwise.

     F.   Non-Competition.

          1.   Non-Competition.
               ---------------

          Each of Consolid and Suntek Global agrees and covenants that for a period of ten years following the date of this Deed, it shall not, and shall cause its Subsidiaries and Affiliates not to, directly or indirectly through its nominees, Affiliates, any other Persons or investments, in any form or manner, engage in online and/or offline travel services or any business related and/or incidental thereto including the provision of travel information and content ("Travel Business") and any other activities that is similar to, or competes with or likely to compete with the Travel Business, whether for its own account or for the account of any other Person.

          2.   Rights and Remedies Upon Breach.
               -------------------------------

          If Consolid or Suntek Global breaches, or any of Blue Quartz, CTN or Super Travel reasonably believes, acting in good faith, that Consolid or Suntek Global threatens to commit a breach of, any of the provisions of this Section 2, Blue Quartz, CTN and Super Travel, in addition to, and not in lieu of, any other rights and remedies available to Blue Quartz, CTN or Super Travel under law or in equity, shall have the right and remedy to have this Section 2 specifically enforced by any court or arbitration tribunal of competent jurisdiction. The Parties each agree that any breach or threatened breach of this Section 2 would cause irreparable injury to Blue Quartz, CTN and Super Travel and their businesses and that money damages would not provide an adequate remedy to Blue Quartz, CTN and Super Travel.

          3.   Severability of Covenants.
               -------------------------

          Each of Consolid and Suntek Global acknowledges and agrees that this
Section 2 is reasonable and valid in scope and in all other respects. If any court or arbitration tribunal determines that this Section 2, or any part thereof, is invalid or unenforceable, the remainder of this Section 2 shall not thereby be affected and shall be given full effect without regard to the invalid portions.

          4.   Blue-Pencilling.
               ---------------

          If any court or arbitration tribunal determines that this Section 2, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

     G.   Confidentiality.
          ---------------

          1. Each of Consolid and Suntek Global undertakes that it shall not reveal, and shall cause its shareholders, directors, senior executives, employees and agents not to reveal, to any third party any confidential or proprietary information concerning the organization, business, technology, finance, transactions or affairs of Blue Quartz and/or CTN or any of its Subsidiaries, or any other Party hereto (collectively, the "Confidential Information") without the prior written consent of the other Parties or except as herein provided.

          2. The Confidential Information obtained by Consolid or Suntek Global that is restricted hereunder may be disclosed by that Party only to its designated employees whose duties require such disclosure for the implementation of this Deed. In that event, the receiving Party shall take all reasonable precautions, including the conclusion of confidentiality contracts with each such employee or the inclusion of confidentiality clauses in the individual labor contract with each such employee, to prevent such employees from using the Confidential Information for their personal benefit and to prevent any unauthorized disclosure of such Confidential Information to any third party.

          3. Each of Consolid and Suntek Global shall take all necessary security measures and precautions to protect the confidentiality of the Confidential Information. Such security measures and precautions shall be commensurate with the measures and precautions that such Party respectively takes for the protection of corresponding sensitive information of its own, which shall in any event be at least of the standard that would be applied by a reasonable business for the protection of its own highly confidential information and trade secrets.

          4. Notwithstanding the foregoing, Consolid and Suntek Global may reveal the Confidential Information to outside and internal lawyers, accountants and consultants to the extent necessary for them to provide their professional assistance, provided that the

Confidential Information so revealed in written form is marked confidential and that such government personnel and outside individuals shall be requested to undertake to respect the confidentiality provisions of this Deed. Consolid and Suntek Global may also disclose the Confidential Information if disclosure is required by applicable law, regulation or legal process or by judicial order.

          5. Nothing in this Section 3 shall prevent Consolid or Suntek Global from using or disclosing any Confidential Information which (a) is already known by such Party at the time it is disclosed to it; (b) has been rightfully received by such Party from a third party without a breach of an obligation of confidentiality; (c) is in the public domain through no wrongful act of such Party; or (d) is independently developed by such Party without use, directly or indirectly, of the Confidential Information.

     H.   Other Provisions.

          1.   Notices.

          Notices or other communications required to be given by a Party pursuant to this Deed shall be written in English and Chinese and delivered in person or sent in letter form or by facsimile to the address of the other Parties set forth below or to such other address as may from time to time be designated by the other Parties through notification to such Party.

               (a)  If to Blue Quartz, to:

                         Blue Quartz Limited
                         48th Floor
                         The Center
                         99 Queen's Road Central
                         Hong Kong
                         Attention:  Company Secretary
                         Facsimile No.: (852) 2189 7446

               (b)  If to CTN, to

                         China Travel Network Company, Limited
                         Rooms 1-6, 9th Floor

                         Tower W3, Oriental Plaza
                         No. 1 Dong Chang An Avenue
                         Dong Cheng District
                         Beijing
                         the PRC

                         Attention:  Mr. Zhou Ziyong

                         Facsimile No.:

               (c)  If to Consolid, to:

                         W.T. Consolid Investment Holdings Limited
                         c/o 18th Floor, Sang Woo Building
                         227-228 Gloucester Road
                         Causeway Bay
                         Hong Kong

                         Attention: Mr. CHEN Guoping
                         Facsimile No.: (852) 2977 5183

               (d)  If to Suntek Global, to:

                         Suntek Global Information Resources Limited
                         c/o 18th Floor, Sang Woo Building
                         227-228 Gloucester Road
                         Causeway Bay
                         Hong Kong

                         Attention: Mr. CHEN Guoping
                         Facsimile No.: (852) 2977 5183

               (e)  If to Super Travel, to

                         Super Travel Limited
                         48th Floor
                         The Center
                         99 Queen's Road Central Road
                         Hong Kong
                         Attention:  Company Secretary
                         Facsimile No.: (852) 2189 7446

The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

               (a) notices given by personal delivery shall be deemed effectively given on the date of personal delivery;

               (b) notices given in letter form shall be deemed effectively given on the sixth day after the date mailed (as indicated by the postmark) by registered airmail, postage prepaid; and

               (c) notices given by facsimile shall be deemed effectively given on the first business day following the date of transmission, as indicated on the transmission confirmation slip of the document in question.

          2.   Consent to Jurisdiction.

          Each Party irrevocably consents to the service of process, notices or other paper in connection with or in any way arising from any litigation, arbitration or enforcement of any award pursuant to any litigation or arbitration with respect to an dispute, controversy or claim arising out of, or relating to, this Deed or the performance, interpretation, breach, termination or validity hereof, by service on Blue Quartz, at its Hong Kong address stipulated in Section 4.1. Nothing contained herein shall affect the right of any Party to serve such processes, notices or other papers in any other manner permitted by applicable law.

          3.   Governing Law.

          This Deed is governed by and shall be construed in all respects in accordance with the laws of Hong Kong and the Parties hereby submit to the exclusive jurisdiction of the courts of Hong Kong in connection herewith.

          4.   Entire Agreement; Amendments and Waivers.

          This instrument is the entire agreement of the Parties with respect to the subject matter hereof and may not be amended, supplemented, canceled or discharged except by written instrument executed by both Parties. The Parties do not intend to confer any benefit hereunder on any third person, and, without limiting the generality of the foregoing, the Parties may, in writing, without notice to or consent of any third person, at any time waive any rights hereunder or amend this Deed in any respect or terminate this Deed. If any Party should waive any breach of any provision of this Deed, such Party will not thereby be deemed to have waived any preceding or succeeding breach of the same provision or any breach of any other provision of this Deed.

          5.   Validity.

          The invalidity or unenforceability of any provision or provisions of this Deed shall not affect the validity or enforceability of any other provision of this Deed, which shall remain in full force and effect.

          6.   Assignment.

          This Deed, and any rights and obligations hereunder, may not be assigned by any Party without the prior written consent of the other Parties.

          7.   Headings.

          Section headings are inserted herein for convenience only and do not constitute a part, and shall not affect the interpretation, of this Deed.

          8.   Counterparts.

          This Deed is executed by each Party in one or more counterparts, each of which shall be deemed an original and all of the counterparts together shall constitute one and the same instrument. One counterpart shall be retained by each Party.

          IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have each executed and delivered this Deed on the date first above written.


SIGNED by                          )
For and on behalf of               )
BLUE QUARTZ LIMITED                )
in the presence of :-              )
                                   )


SIGNED by                          )
For and on behalf of               )
CHINA TRAVEL NETWORK               )
COMPANY, LIMITED                   )
in the presence of :-              )
                                   )

SEALED with the COMMON SEAL of     )
W.T. CONSOLID INVESTMENT           )
HOLDINGS LIMITED                   )
and signed by                      )
                                   )
in the presence of :-              )

SEALED with the COMMON SEAL of     )
SUNTEK GLOBAL INFORMATION          )
RESOURCES LIMITED                  )
and signed by                      )
                                   )
in the presence of :-              )


SIGNED by                          )
For and on behalf of               )
SUPER TRAVEL LIMITED               )
in the presence of :-              )


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